Exhibit 10.8

AMENDMENT NO. 2 AND WAIVER (this "Amendment"), dated as of August 14, 2001, by and among PW EAGLE, INC., a Minnesota corporation (the "Company") and the investors party to the Purchase Agreement referred to below on the date hereof (the "Investors"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Purchase Agreement referred to below.

              WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to an Amendment dated as of March 27, 2001 ("Amendment No. 1"), the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

              WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to amend the Purchase Agreement as provided herein;

              NOW, THEREFORE, the parties hereto agree as follows:

              1.   Defined Terms

                            (a)  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

                            (b)  The definition of "EBITDA" in Section 1.1 of the Purchase Agreement shall be amended by deleting the word "and" before the letter "(d)" and inserting the following clause at the end of such definition:  "and (e) the restructuring charge taken in the fiscal quarter ending September 30, 2001, in an amount not exceeding $2,500,000".

              2.   Amendment to Leverage Ratio Covenant.  Section 8.9(a) of the Purchase Agreement is hereby amended by deleting the last three lines of the table contained in such Section (as set forth in Section 1 of Amendment No. 1) and substituting in lieu thereof the following:

Trailing 3-month period ending on September 30, 2001 (with the amount of EBITDA in the calculation of the Leverage Ratio equaling 4 times the actual amount of EBITDA for such period)	10.35 to 1.00

Trailing 6-month period ending on December 31, 2001 (with the amount of EBITDA in the calculation of the Leverage Ratio equaling 2 times the actual amount of EBITDA for such period)	8.25 to 1.00

Trailing 9-month period ending on March 31, 2002 (with the amount of EBITDA in the calculation of the Leverage Ratio equaling four thirds (4/3) times the actual amount of EBITDA for such period)	7.00 to 1.00

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Trailing 12-month period ending on June 30, 2002	5.25 to 1.00

Trailing 12-month period ending on September 30, 2002	4.75 to 1.00
Trailing 12-month periods ending on each December 31, March 31, June 30 and September 30, thereafter	4.40 to 1.00

              3.   Amendment to Interest Coverage Ratio Covenant.  Section 8.9(b) of the Purchase Agreement is hereby amended by deleting the last two lines of the table contained in such Section (as set forth in Section 2 of Amendment No. 1) and substituting in lieu thereof the following:

Trailing 3-month period ending on September 30, 2001	1.00 to 1.00
Trailing 6-month period ending on December 31, 2001	1.20 to 1.00

Trailing 9-month period ending on March 31, 2002	1.30 to 1.00

Trailing 12-month period ending on June 30, 2002	1.70 to 1.00

Trailing 12-month periods ending on each September 30, December 31, March 31 and June 30 thereafter	2.10 to 1.00

              4.   Amendment to Capital Expenditure Covenant.  Section 8.9(c) of the Purchase Agreement is hereby amended by deleting the numbers "$6,000,000" and "5,000,000" in the right hand column of the table contained in such Section and substituting in their places in each case the number "$5,500,000".

              5.   Waiver of June Financial Covenant Defaults.  In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date but with effect as of June 30, 2001, the Investors hereby waive any Event of Default that exists because of the failure by the Company to comply as of June 30, 2001, with Sections 8.9(a) and 8.9(b) of the Purchase Agreement.

              6.   Representations and Warranties.  In order to induce the Investors to enter into this Amendment, the Company hereby represents and warrants that (x) no Default or Event of Default exists on the Effective Date, after giving effect to this Amendment, (y) no Default or Event of Default (each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment to the Senior Credit Agreement referred to in Section 7 hereof and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

              7.   Effectiveness of this Amendment. This Amendment shall become effective on the date (the "Effective Date") when (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts), (ii) the Required Investors shall have

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received a copy of a duly executed amendment of the Senior Credit Agreement (as defined in the Purchase Agreement), in form and substance satisfactory to the Required Investors, (iii) each Investor shall have received, by wire transfer to an account designated by such Investor an amendment fee in an amount for such Investor equal to 0.50% of the outstanding principal amount of the Notes held by such Investor and (iv) the Company shall have paid all fees and expenses of O'Sullivan LLP incurred by the Purchasers in connection with or relating to the preparation, execution or delivery of this Amendment and all other unpaid fees and expenses of O'Sullivan LLP incurred by the Purchasers in connection with the Securities Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Securities Purchase Agreement. The amendment fee referred to in clause (iii) above shall be fully earned and nonrefundable on the Effective Date.

              8. Miscellaneous.

              (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

              (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

              (c) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.of the Purchase Agreement or any other Note Document.

              (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement.  From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

              (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

              (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this AMENDMENT to be duly executed and delivered as of the date first above written.

PW EAGLE, INC.

By:	/s/ Dobson West
Name: Dobson West
Title: Chief Administrative Officer

J.P. MORGAN PARTNERS (23A SBIC), LLC
By:	J.P. MORGAN PARTNERS (23A SBIC MANAGER), INC.

By:	/s/ Richard D. Waters
Name: Richard D. Waters
Title: Partner

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc. as Investment Advisor

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

MASSMUTUAL CORPORATE INVESTORS

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort to be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

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MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Robert E. Joyal
Name: Robert E. Joyal
Title: President

The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust's assets and property only shall be bound.

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager

By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

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